UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004



                     AMERICAN EXPRESS INCENTIVE SAVINGS PLAN
             (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

                                        None
              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note

The Registrant filed a Current Report on Form 8-K dated November 22, 2004, which report was amended by a report on Form 8-K/A dated December 8, 2004, to report the decision of the American Express Company Audit Committee to replace the auditors of the American Express Incentive Savings Plan. This amendment to that filing is being filed to update the information as of the filing of the Plan's Annual Report on Form 11-K.

Item 4.01 Changes in Registrant's Certifying Accountant.

     On November 22, 2004, the Audit Committee of the Board of Directors of American Express Company appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accountants ("auditors") for the American Express Incentive Savings Plan (the "Plan") for the fiscal year ending December 31, 2005 and dismissed Ernst & Young LLP ("E&Y") as the Plan's auditors for the 2005 fiscal year. E&Y has completed its engagement as the Plan's auditors for the 2004 fiscal year.

     E&Y's reports on the Plan's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Plan's financial statements for each of the two fiscal years ended December 31, 2004 and 2003 and through the date hereof, there were no disagreements between the Registrant and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. During the two most recent fiscal years and through the date hereof, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)).

     During the Plan's two most recent fiscal years and through the date hereof, the Registrant did not consult with PwC in respect of the Plan's financial statements for the years ended December 31, 2004 and December 31, 2003 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     The Registrant has requested E&Y to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter, dated June 16, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.

Item  9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     16.1   Letter to the Securities and Exchange Commission  from Ernst & Young
            LLP.




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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                        AMERICAN EXPRESS INCENTIVE SAVINGS PLAN

                                        By: /s/ Valeria Christensen

                                        Name:  Valeria Christensen
                                        Title: Delegate
                                               Employee Benefits Administration
                                               Committee




DATE:   June 16, 2005



















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


                                  EXHIBIT INDEX


Item No.         Description                                             Page

16.1             Letter to the Securities and Exchange Commission           5
                 from Ernst & Young LLP























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